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                                                                  Exhibit 10.33

                              December 28, 1999


Lone Star Steel Company
T&N Lone Star Warehouse Co.
Lone Star Logistics, Inc.
15660 N. Dallas Parkway - Suite 500
Dallas, Texas 75248

Gentlemen:

We refer to the Financing Agreement between the Companies, the Agent and the Lenders party thereto, dated March 12, 1999, as the same may be amended from time to time (the "Financing Agreement"). Capitalized terms used herein and defined in the Financing Agreement shall have the same meanings as specified therein unless otherwise specifically defined herein.

     1.   You have advised us that

          (a) You intend to prepay Subordinated Debt due to your Parent in the approximate amount of (i) $20,000,000 on or about the date hereof, and (ii) $5,000,000 on or about March of 2000, and that your Parent will use said proceeds, in whole or in part, to acquire certain of the assets of (i) Bellville Tube Corporation ("Bellville") on or before March 31, 2000, and (ii) Fintube Limited Partnership ("Fintube"), and thereby you are, or may be, in violation of the covenants set forth in Section 7, Paragraphs 7.9
          (g) and (h), and Section 10 Paragraph 10.1(i) of the Financing Agreement, as well as the terms of the Subordination Agreement.

          (b) We hereby consent to your payment of $20,000,000 to Parent on or about the date hereof, and an additional $5,000,000 payment contemporaneously with Parent's purchase of Bellville (contemplated to occur on or before March 31, 2000, and all as further set forth herein). This letter is to confirm our agreement that, effective immediately upon fulfillment to the Agent's satisfaction of the Conditions Precedent (as defined below) solely with respect to said payment, the foregoing violations and/or breaches of the Financing Agreement shall not be deemed to be Defaults and/or Events of Default under the Financing Agreement. On and after the date hereof you shall be in compliance with all of the terms and provisions of the Financing Agreement as amended hereby.

     2. (a) Upon fulfillment to the Agent's satisfaction of the Condition Subsequent (as defined below), the Financing Agreement shall be, and hereby is, amended as follows:

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     Section 7, Paragraph 7.9(c) of the Financing Agreement shall be, and each hereby is, amended in its entirety to read as follows:

     "(c) Borrow any money on the security of any Company's Collateral or any other assets or stock of the Companies from sources other than the Agent and the Lenders, and the Companies shall not permit their affiliate Bellville Tube Corporation to incur any secured indebtedness, including any indebtedness secured by any assets, collateral or any of the stock of the Bellville Tube Corporation from sources other than the Agent and the Lenders;"

     (b) in addition, effective immediately, the Financing Agreement shall be, and hereby is, amended by the addition of paragraph numbered 7.15 as of the end of Section 7, as follows:

          "7.15 Without the prior written consent of the Agent, the Companies agree that they will not enter into any transaction, including, without limitation, any purchase, sale, lease, loan or exchange of property with the Parent or any subsidiary or affiliate of either the Companies or Parent, except as otherwise set for in this Financing Agreement and except that the Companies may purchase or sell inventory, enter into service transactions or enter into other similar transactions with each other or their affiliates in the ordinary course of their business, and upon fair and reasonable terms no less favorable to such Company than such Company could obtain in a comparable arms length transaction, provided further that no Default or Event of Default has occurred prior to or after giving effect to any such transaction."

3. In addition to the reporting requirements set forth in Paragraph 7.8 of the Financing Agreement, you hereby agree to provide us, within thirty
     (30) days of the date hereof and thereafter, with the following information:

          (a) Weekly reports of gross Eligible Inventory, in such detail as CITBC may reasonably require (gross inventory, including ineligible inventory shall continue to be reported on a monthly basis); and

          (b) Monthly reports of the average slab purchase price for the preceding month as well as the amount of consignment inventory (including the number of slabs and the aggregate purchase price therefor), in such detail as CiTBC may reasonably require.

The effectiveness of all of the foregoing waivers and amendments shall be, and hereby is, subject to the fulfillment to the Agent's satisfaction of the Conditions Precedent. The "Conditions Precedent" shall mean each of the following:

     (A) The Companies shall take or cause to be taken all action, including, the execution and delivery to us of all documentation requested by us to obtain the

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     documents contemplated hereunder;

     (B) The receipt of a Guaranty from Parent limited to $20,000,000 (substantially in the form attached hereto); and

     (C)  The Guarantors signing the confirmation below.

The effectiveness of subparagraph 2(a) shall be, and hereby is, subject to the fulfillment to the Agent's satisfaction of the following Condition Subsequent The "Condition Subsequent" shall mean the following:

The receipt by the Agent on or before March 31, 2000 of a pledge of the stock of Bellville, substantially in the form attached hereto.

If the Condition Subsequent is satisfied on or before March 31, 2000, the Companies will prepay the remaining $3,000,000. of the Subordinated Debt, the amount of the Guaranty from the Parent will be immediately increased from $20,006,000 to $25,000,000, and the foregoing waivers and amendments shall thereafter apply to the prepayment of $25,000,000 of the Subordinated Debt.

In consideration of (i) the Lenders execution of this Waiver and Amendment Letter the Companies agree to pay the Agent on behalf of the Lenders an Accommodation Fee of $125,000 and (ii) the preparation of this agreement by CITBC's in-house legal department the Companies agree to pay to CITBC a Documentation Fee of $2,500.00. Such fees shall be due and payable in full on the date hereof and may, at the Agents option, be charged to the Companies Revolving Loan Account on the due date thereof. The Companies further agree to pay all Out-of-Pocket Expenses incurred in connection with this Waiver and Amendment Agreement and the transactions contemplated hereby, all of which may (at the Agent's option) be charged to the Companies Revolving Loan Account.

Except to the extent set forth herein, no other waiver of, or change in any of the terms, provisions or conditions of the Financing Agreement is intended or implied. This agreement shall not constitute a waiver of any other existing Defaults or Events of Default under the Financing Agreement (whether or not we have knowledge thereof), and shall not constitute a waiver of any future Defaults or Events of Default whatsoever.

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If the foregoing is in accordance with your understanding of our agreement, kindly so indicate by signing and returning the enclosed copy of this letter. In addition, we have asked the Guarantors to sign below to confirm that the foregoing waivers shall not affect, modify or diminish the Guarantors obligations under any instruments of Guaranty and/or any related pledge or security agreements executed in favor of the Agent

                              Very truly yours,


                              THE CIT GROUP/BUSINESS
                              CREDIT, INC. as Agent and Lender

                              By:  /s/ NEAL LEGAN
                                 ---------------------------------------
                              Title:  Vice President



                              BankBoston, NA

                              By:  /s/ J. BART BEARDEN
                                 ---------------------------------------
                              Title:  Authorized Officer



                              Fleet Capital Corporation


                              By:  /s/ J. BART BEARDEN
                                 ---------------------------------------
                              Title:  Vice President



                              Foothill Capital Corporation


                              By:  /s/ TODD HARBENT
                                 ---------------------------------------
                              Title:  Vice President

                              Congress Financial Corporation


                              By:  /s/ M. Malett
                                 ---------------------------------------
                              Title:  Vice President



                              GMAC Commercial Credit LLC
                              (Formerly BNY Commercial Corporation)

                              By:  /s/ Robert Nuythens
                                 ---------------------------------------
                              Title:  Vice President


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Read and Agreed to:

Lone Star Steel Company

By:  /s/ Charles J. Keszler
   --------------------------------------------
Title:  Vice President & Treasurer

T&N Lone Star Warehouse Co

By:  /s/ Charles J. Keszler
   --------------------------------------------
Title:  Vice President & Asst. Treasurer

Lone Star Logistics, Inc.

By:  /s/ Charles J. Keszler
   --------------------------------------------
Title:  Vice President & Asst. Treasurer

Confirmed:

Texas Northern Railway Company

By:  /s/ Charles J. Keszler
   --------------------------------------------
Title:  Vice President & Asst. Treasurer

Lone Technologies, Inc.

By:  /s/ Charles J. Keszler
   --------------------------------------------
Title:  Vice President-Finance and Treasurer


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